SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 31, 2006
Date of Report (date of earliest event reported)
REALNETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-23137 (Commission File Number)	91-1628146 (I.R.S. Employer Identification Number)
2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices)
(206) 674-2700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     Pursuant to the Combination Agreement dated as of September 12, 2006, between RN International Holdings B.V., a private company with limited liability organized under the laws of the Netherlands (the “Offeror”) and an indirect wholly-owned subsidiary of RealNetworks, Inc., a Washington corporation (the “Parent”), the Parent and WiderThan Co., Ltd., a company with limited liability organized under the laws of the Republic of Korea (“WiderThan”), the Offeror completed a cash tender offer (the “Offer”) to purchase up to all of the outstanding common shares, par value KRW500 per share (the “Common Shares”), and all of the outstanding American Depositary Shares, each representing one Common Share and evidenced by an American Depositary Receipt issued by JP Morgan Chase Bank, N.A. (the“ADSs”) of WiderThan, at a price of $17.05 per Common Share and per ADS.
     The Offer expired at 12:00 midnight, New York City time, on Friday, October 27, 2006. Based on the final count of the depositaries for the Offer, an aggregate of 2,840,329 Common Shares and 15,905,999 ADSs (together representing approximately 95% of the outstanding Common Shares, including Common Shares underlying tendered ADSs) were validly tendered and not withdrawn prior to the expiration of the Offer (the “Tendered Shares”). All Tendered Shares were accepted for payment, and RealNetworks completed the transfer of funds required to pay for the Tendered Shares to the depositaries for the Offer on October 31, 2006. The aggregate purchase price paid by RealNetworks for the Tendered Shares was approximately $320 million. RealNetworks used its existing cash resources to fund the purchase of such Tendered Shares.

     THIS FILING IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY WIDERTHAN COMMON SHARES AND AMERICAN DEPOSITARY SHARES IS MADE PURSUANT TO THE TENDER OFFER STATEMENT, THE OFFER TO PURCHASE AND RELATED MATERIALS THAT REALNETWORKS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 2006. WIDERTHAN SHAREHOLDERS AND OTHER INVESTORS SHOULD READ THE TENDER OFFER STATEMENT, THE OFFER TO PURCHASE AND RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. WIDERTHAN SHAREHOLDERS AND OTHER INVESTORS CAN OBTAIN COPIES OF THE TENDER OFFER STATEMENT ON SCHEDULE ‘TO’, THE OFFER TO PURCHASE AND RELATED DOCUMENTS WITHOUT CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMMISSION’S WEB SITE AT WWW.SEC.GOV. SHAREHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THOSE MATERIALS PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.
Date: November 2, 2006	By:	/s/ ROBERT KIMBALL
		Name	Robert Kimball
		Title	Senior Vice President, Legal and Business Affairs, General Counsel and Corporate Secretary